UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall,	Minneapolis,	Minnesota	55403
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (612) 304-6073

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2024, Target Corporation (“Target”) appointed Michael J. Fiddelke to the position of Executive Vice President and Chief Operating Officer, effective February 4, 2024. In addition, Mr. Fiddelke will retain his responsibilities as Chief Financial Officer until a successor is appointed to that role. Mr. Fiddelke, 47, has been employed by Target since 2004, most recently as Executive Vice President and Chief Financial Officer (November 2019 to present), Senior Vice President, Operations (August 2018 to October 2019), and Senior Vice President, Merchandising Capabilities (March 2017 to August 2018).

In connection with his appointment, Mr. Fiddelke will receive an annual base salary of $900,000. Mr. Fiddelke will continue to be eligible for (i) the same target bonus opportunity as other members of Target’s leadership team, (ii) stock-based awards granted under Target’s 2020 Long-Term Incentive Plan, and (iii) other benefits available to members of Target’s leadership team. Mr. Fiddelke will continue to be an “at-will” employee of Target and will have no specified term as chief operating officer.

As previously disclosed, John J. Mulligan, Target’s current Executive Vice President and Chief Operating Officer, will step down from those positions, effective February 4, 2024 in conjunction with Mr. Fiddelke’s appointment, and will continue to be employed by Target as a non-executive officer in a strategic advisor role until February 1, 2025.

On January 16, 2024, Don H. Liu, Executive Vice President and Chief Legal & Compliance Officer (CLCO), informed Target of his intention to retire as Target’s CLCO in 2024. Mr. Liu intends to remain in his current role until a successor is appointed, and is expected to serve as a strategic advisor for a transition period following such appointment. The material terms of Mr. Liu’s strategic advisor agreement will be disclosed once they have been finalized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: January 18, 2024	By:	/s/ Melissa K. Kremer
Name: Melissa K. Kremer
Title: Executive Vice President and Chief Human Resources Officer